Exhibit 99.1

Hycroft Announces US$60 Million Non-brokered Private Placement

Priced At-The-Market Under Nasdaq Rules

Silver Designated a Critical Mineral by the U.S. Government

WINNEMUCCA, NV, September 2, 2025 – Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or the “Company”) is pleased to announce a non-brokered private placement (the “Private Placement”), priced at-the-market under Nasdaq rules, consisting of 14,017,056 units (“Units”) at a price of U.S. $4.2805 per Unit for aggregate proceeds of U.S. $60 million. Each Unit will be comprised of one share of common stock of the Company and one-half of one common stock purchase warrant (each whole warrant, a “Warrant”). Each Warrant will be exercisable to purchase one share of common stock of the Company at a price of U.S. $6.00 per share for a period of 24 months with an accelerator provision.

The Private Placement is being primarily subscribed to by Eric Sprott through 2176423 Ontario Ltd., a corporation beneficially owned by him (approximately 66% of the placement) and approximately 34% of the placement is being subscribed to by Tribeca Global Natural Resources Ltd. (“Tribeca”). Upon closing, Mr. Sprott’s beneficial ownership position in Hycroft increases from approximately 21% to 33%, and Tribeca will own approximately 8%.

Diane Garrett, President and CEO, stated: “We are very pleased with the strong support for Hycroft by Mr. Sprott and Tribeca. Mr. Sprott has been a valued supporter of the Company for several years. His ongoing commitment has been instrumental to the Company’s advancement and enables us to accelerate development activities at the Hycroft Mine and continue exploration drilling to expand the two new high-grade silver systems. We welcome our newest shareholder, Tribeca, and we look forward to working closely with them to continue creating value at Hycroft.

The new silver growth story at Hycroft is taking shape at a pivotal moment - silver prices have reached 15-year highs and silver was recently designated as a critical mineral by the U.S. Government, elevating its status from a traditional precious and industrial metal to a strategic resource vital for national security and the economy. This reclassification was prompted by the surging industrial demand for silver and concerns about the ability of global supply to meet that growing demand. Hycroft, among the world’s largest gold and silver deposits, recently discovered two new high-grade silver systems and returned some of the best holes ever drilled in its more than 40-year history. With the significant financial backing by Mr. Sprott and Tribeca, Hycroft is uniquely positioned to unlock substantial value and deliver long-term growth for our shareholders. On behalf of Hycroft Management and the Board of Directors, I want to express our sincere gratitude to all our shareholders for their continued support - including those who participated in our June 13, 2025, financing round in which Mr. Sprott played a key role. Together, we are laying a stronger foundation for future success and value creation.”

Hycroft intends to use the proceeds of the Private Placement to fund advancement of its Hycroft Mine and for working capital and general corporate purposes. The Private Placement is subject to the satisfaction of customary closing conditions, with closing anticipated by September 10, 2025.

The shares of common stock and warrants described above were offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”) and Regulation D promulgated thereunder and, along with the shares of common stock underlying the warrants, have not been registered under the Act or applicable state securities laws. Accordingly, the shares of common stock, warrants and the shares of common stock underlying the warrants may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (“SEC”) or an applicable exemption from such registration requirements. The securities were offered only to accredited investors. Pursuant to a registration rights agreement, the Company has agreed to file one or more registration statements with the SEC covering the resale of the shares of common stock and the shares issuable upon exercise of the warrants (the “Resale Registration Statement”).

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Tribeca Natural Resources Ltd.

Tribeca Global Natural Resources Ltd. are a specialist resources investor based in Sydney and Singapore. The fund manages capital on behalf of a number of institutional investors and family offices in the Asia pacific region. Tribeca have cornerstone over US$10 billion of transactions within the metals and mining space over the last decade and are a long-term investor.

About Hycroft Mining Holding Corporation

Hycroft Mining Holding Corporation is a U.S.-based gold and silver company exploring and developing the Hycroft Mine, one of the world’s largest precious metals deposits located in northern Nevada, a Tier-1 mining jurisdiction. After a long history of oxide heap leaching operations, the Company is focused on completing the technical studies to transition the Hycroft Mine into a milling operation for processing the sulfide ore. In addition, the Company is engaged in a robust exploration drill program to unlock the full potential of our expansive +64,000-acre land package, of which less than 10% has been explored. In 2023 continuing in 2024, Hycroft announced the discovery of two new high-grade silver systems within the known resource area. These discoveries represent a significant new value driver for the Hycroft Mine that the Company is following up on with additional drilling in 2025 and 2026.

For further information, please contact:

info@hycroftmining.com

www.hycroftmining.com

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the United States Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward- looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events, or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements include, but are not limited to (i) risks related to changes in our operations at the Hycroft Mine, including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; and risks related to our ability to re- establish commercially feasible mining operations; (ii) industry related risks including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or reagents. The exploration target does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve, as ranges of potential tonnage and grade (or quality) of the exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource. These risks may include the following, and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances may have a material adverse effect on the Company’s business, cash flows, financial condition, and results of operations. Please see our “Risk Factors” outlined in our Annual Report on Form 10-K for the year ended December 31, 2024, and other reports filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements in this news release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this news release, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this news release speak only as of the date of those statements. We undertake no obligation to update those statements or publicly announce the results of any revisions to any of those statements to reflect future events or developments.